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                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1


Section 7.3 Indenture          Distribution Date:                     3/15/2004
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(i) Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                 Total

         Amount of the distribution allocable to the principal
         on the Notes per $1,000 of the initial principal
         balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                 Total

(ii)     Amount of the distribution allocable to the
         interest on the Notes
             Class A Note Interest Requirement                     1,081,439.10
             Class B Note Interest Requirement                       115,319.93
             Class C Note Interest Requirement                       222,180.98
                 Total                                             1,418,940.00

         Amount of the distribution allocable to the interest
         on the Notes per $1,000 of the initial principal
         balance of the Notes
             Class A Note Interest Requirement                          0.85829
             Class B Note Interest Requirement                          1.09829
             Class C Note Interest Requirement                          1.64579

(iii)    Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                    1,260,000,000
                Class B Note Principal Balance                      105,000,000
                Class C Note Principal Balance                      135,000,000

(iv)     Amount on deposit in Owner Trust Spread Account          15,000,000.00

(v)      Required Owner Trust Spread Account Amount               15,000,000.00



                                                 By:
                                                        ----------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

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